--------------------------------------------------------------------------------------------------------------------------
AWARD/CONTRACT                               1. THIS CONTRACT IS A RATED ORDER          RATING              PAGE OF PAGES
                                                UNDER DPAS (15 CFR 350)
--------------------------------------------------------------------------------------------------------------------------
 2. CC (PROC. INST.I) NO.                    3. EFFECTIVE DATE                      4. REQUISITION PURCHASE REQUEST/
    N00024-93-E-8521                            BLOCK 20C                              PROJECT NO. N00024-92-NR-63132/
                                                                                       2-654c-63132
--------------------------------------------------------------------------------------------------------------------------
 5. ISSUED BY                                   N00024                              6. ADMINISTERED BY (If other than Item)
    NAVAL SEA SYSTEMS COMMAND                                                          CODE  N68679
    DEPARTMENT OF THE NAVY                                                             CRITICALITY DESIGNATOR:
    WASHINGTON, D.C.  20362-5101                                                       DPRO MINNEAPOLIS
    BUYER/SYMBOL:  CARLA J. BROWN                                                      4800 EAST RIVER ROAD
    PHONE:  Area Code 703/602-1264                                                     MINNEAPOLIS, MN  55432-1401
                                                                                       PRE-AWARD SURVEY:         NONE
--------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                                                   8. DELIVER
   (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)                                      N/A
    DUNS NO:                                                                           ( )FOB ORIGIN ()OTHER (SEE BELOW)
             FMC CORPORATION                                                        --------------------------------------
             NAVAL SYSTEMS DIVISION                                                 9. DISCOUNT FOR PROMPT PAYMENT
             4800 EAST RIVER ROAD                                                               N/A
             BOX 59043                                                              --------------------------------------
             MINNEAPOLIS, MN  55459-0043                                           10. SUBMIT INVOICES           ITEM 12
   TIN NO:                                                                             (4 COPIES UNLESS
-------------------------------------------------------------------------------         OTHERWISE SPECIFIED)
   CAGE CODE  44114                         FACILITY CODE                           TO ADDRESS SHOWN IN             N/A
--------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR                 CODE                                          12. PAYMENT WILL BE MADE BY  CODE


               (SEE SECTION F OF SCHEDULE)                                               N/A
--------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN                                    14. ACCOUNTING AND APPROPRIATION DATA
COMPETITION  N/A
(  ) 10 u.s.c. 2304(c)( )  (  ) 41 U.S.C. 253(C)(      )                                 N/A
--------------------------------------------------------------------------------------------------------------------------
15A ITEM NO.    15B SUPPLIES/SERVICES                                               15C QTY 15 D UNIT 15 E UNIT PRICE
                                                                                    15 F AMOUNT
                SEE PAGE 2

--------------------------------------------------------------------------------------------------------------------------
15G. TOTAL AMOUNT OF CONTRACT                                                        $         0
--------------------------------------------------------------------------------------------------------------------------
                                                     16. TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------
X'd  SEC.  DESCRIPTION                             PAGE(S)     X'd    SEC.            DESCRIPTION                   PAGE(S)
--------------------------------------------------------------------------------------------------------------------------
               PART I - THE SCHEDULE                                           PART II - CONTRACT CLAUSES
--------------------------------------------------------------------------------------------------------------------------
X    A     SOLICITATION/CONTRACT FORM                1         X       I         CONTRACT CLAUSES                     16
-------------------------------------------------------------------------------------------------------------------------
X    B     SUPPLIES OR SERVICES AND PRICES/COSTS     2                         PART III - LIST OF DOCUMENTS, EXHIBITS AND
                                                                                    OTHER ATTACH.
-------------------------------------------------------------------------------------------------------------------------
X    C     DESCRIPTION/SPECS/WORK STATEMENT          2         X       J            LIST OF ATTACHMENTS               23
--------------------------------------------------------------------------------------------------------------------------
X    D     PACKAGING AND MARKING                    14                         PART IV- REPRESENTATIONS AND INSTRUCTIONS
--------------------------------------------------------------------------------------------------------------------------
X    E     INSPECTION AND ACCEPTANCE                14                             REPRESENTATIONS, CERTIFICATIONS
------------------------------------------------------------
X    F     DELIVERIES OR PERFORMANCE                14         X       K           AND OTHER STATEMENTS OF OFFERORS   24
--------------------------------------------------------------------------------------------------------------------------
X    G     CONTRACT ADMINISTRATION DATA             14                 L           INSTS., CONDS., AND NOTICES TO OFFERORS
--------------------------------------------------------------------------------------------------------------------------
X    H     SPECIAL CONTRACT REQUIREMENTS            14                 M           EVALUATION FACTORS FOR AWARD
--------------------------------------------------------------------------------------------------------------------------
                                CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------------------------------------------------


17. (X)  CONTRACTORS NEGOTIATED AGREEMENT                18. (   ) AWARD (CONTRACTOR IS NOT REQUIRED TO
(Contractor is required to sign this document            SIGN THIS DOCUMENT.)  Your offer n solicitation Number
and return ____2____ copies to issuing office.)          including the additions or changes made by you which
Contractor agrees to furnish and deliver                 additions or changes are set forth in full above, is
all items or perform all the services set forth          hereby accepted as to the items listed above and on any
or otherwise identified above and on any                 continuation sheets.  This award consummates the
continuation sheets for the consideration stated         contract which consists of the following documents:
herein.  The rights and obligations of the parties       (a) the Government solicitation and your offer, and
to this contract shall be subject to and governed        (b) this award/contract.  No further contractual
by the following documents:(a) this award/contract,      document is necessary.
(b) the solicitation, if any, and (c) such
provisions, representations, certifications and
specifications are as are attached or incorporated
by reference herein. (ATTACHMENTS ARE LISTED
HEREIN.)

--------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                  20A. NAME OF CONTRACTING OFFICER:
                                & Estimating                                     JEFF S. BRANDT
Jayne A. Schmitt, Director of Contracts                                         CONTRACTING OFFICER
--------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                   19C DATE SIGNED      20B. UNITED STATES OF AMERICA             20C. DATE SIGNED

BY:  /s/ Jayne A. Schmitt                     11/16/92         BY:  /s/ Jeff S. Brandt                        NOV 16 1992
    -------------------------------------                           ---------------------------------------
  (SIGNATURE OF PERSON AUTHORIZED TO SIGN)                          (SIGNATURE OF PERSON AUTHORIZED TO SIGN)
--------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8069                                   25-106                                STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                    Prescribed by GSA
                              *U.S. GOVERNMENT PRINTING OFFICE:  1983 0-380-498(91)          FAR (48 CFR) 53.214(a)
--------------------------------------------------------------------------------------------------------------------------

                                       CONTRACT

                                                                N00024-93-E-8521

                                       CONTRACT

                            [Insert Award/Contract Page]

                                PART l--THE SCHEDULE

SECTION B--SUPPLIES OR SERVICES AND PRICES/COSTS

Not Applicable.


SECTION C--DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

PART 1 - CONTRACT DESCRIPTION

A.   PROPERTY PROVIDED UNDER THIS CONTRACT

(i) This facilities-use contract is entered into to provide Government-owned property to the contractor for performance of current and anticipated U.S. Government contracts and subcontracts.

(ii) The Government-owned property, identified in Attachment A to the contract, is considered to be "facilities" as defined in paragraph (a) of the "Government Property (Facilities Use)" clause of the contract and is subject to the provisions of this contract. As of the effective date of this contract or thereafter, the facilities are under the cognizance of the Naval Sea Systems Command and are provided to the Contractor for use at its plant in Minneapolis, MN, provided the facilities identified in Attachment A are not Government furnished property otherwise accountable to another Government contract. Real estate summary map 796295 certified by NAVFAC Northern Division 15 July 1992 is hereby incorporated into this contract by reference and made a part hereof.

B.   USE OF PROPERTY

(i) Concurrence for use of the facilities (FAR 45.401) is hereby given on a non-interference basis by the Contracting Officer of this facilities use contract to the Contractor for the performance of work under a U.S. Navy (including U.S. Marines) prime contract or contract modification, or for the performance of subcontract work under a U.S. Navy (including U.S. Marines) prime contract.

(ii) The determination as to whether the Contractor's use of the facility in accordance with paragraph (i) above is to be rent-free or rent-due is a determination to be made by the Contracting Officer cognizant of the procurement (FAR 45.4/DFARS 245.4).

(iii) In accordance with FAR 45.401, prior concurrence of the Contracting Officer cognizant of this contract is required for the use of Government production and research property accountable to this contract for all work not covered in paragraph (i) above, whether Government or non-Government.

                                                                N00024-93-E-8521

(iv) In accordance with FAR 45.402, any Contracting Officer desiring to use Government production and research property accountable to this contract for work not covered in paragraph (i) above shall obtain the written concurrence of the Contracting Officer cognizant of this contract prior to authorizing its use on either a rental or rent free basis. All requests shall be forwarded through the cognizant ACO. All requests for use under another government prime contract shall include the following information, as a minimum: (1) request for proposal/quote or contract number, (2) description of effort, (3) period of performance, and (4) government agency awarding prime contract, with point of contact and telephone number. Requests for use under a subcontract shall contain the above information along with the prime contractor's name and the proposal number.

(v) In accordance with DFARS 245.405, the contractor may use the Government production and research property accountable to this contract on work for foreign governments and international organizations only upon written approval of the Contracting Officer cognizant of this contract. The contractor shall insure that the conditions set forth in DFARS 245.405(1) are satisfied prior to submitting such a request.

(vi) As a general rule, use of Government production and research property for Government use is on a rent-free basis and non-Government use is on a rental basis. Any Contracting Officer authorizing the use of Government production and research property accountable to this contract on contracts under their cognizance will determine if such use is to be on a rent-free or rental basis.

(vii) In accordance with DFARS 245.405(3), rental charges are waived for use of Government production and research property accountable to this contract for commercial contracts with the Government of Canada.

(viii) It is agreed that this contract does not rescind nor alter any rent-free authorization in contracts that were executed prior to the effective date of this contract.

(ix) The Contractor will submit a baseline report of all work, whether Government or non-Government, being performed as of the effective date of this contract. This report will separate work being performed by major customer, e.g., Navy, Air Force, commercial, direct foreign sale. This report will include, as applicable, the prime contract number, the customer, a short description of the work being performed, and start and completion dates of the effort. This initial baseline report is due to SEA 0281L via the ACO within forty-five (45) days of the effective date of this contract and every six (6) months thereafter at the same time as the submission of the rental computation required in paragraph D.IV.(a)(l)(a).

C.   PROPERTY REPORTING

(i) The Contractor shall submit reports of all property accountable under this contract to the Commander, Naval Sea Systems Command, ATTN: SEA 654C, via the Administrative Contracting Officer, with copy to the Contracting Officer (SEA 0281L). The reports shall provide the information described in DD Form 1662 (DOD Property in the Custody of

                                                                N00024-93-E-8521

Contractors) pursuant to FAR 45.505-14 and DFARS 245.505-14 and be the result of a 100% physical inventory, unless waived by the Contracting Officer of this contract.

(ii) The first report must be provided within ninety (90) days after the execution of the contract and subsequent reports must be provided on 01 November annually in each subsequent year this contract is in force.

(iii) The contractor shall provide the Basic Information set forth in FAR 45.505-1 upon the request of the Contracting Officer.

D.   IMPLEMENTATION OF FAR 52.245-9 "USE AND CHARGES"

I.   RENTAL RATES

The following rental rates are applicable in accordance with the "Use and Charges" clause of this contract and Table I thereof:

(i) For real property and associated fixtures, it is agreed that an amount of $2,935,925 per annum is established as a fair and reasonable rental amount for the first year of this contract based on sound commercial practice as required by the "Use and Charges" clause. The annual rental amount of $2,935,925 shall be adjusted annually for inflation/ deflation. The adjustment index shall be the unadjusted consumer price index for all urban consumers (CPI-U) published by the U.S. Department of Labor, Bureau of Labor Statistics. The adjustment shall be the percentage change in the CPI-U in effect on each anniversary month of the contract from the CPI-U in effect on the preceding anniversary month. The formula for calculating a new base rent is as follows:

New Base Rent =

Prior Year Base Rent + Prior Year Base Rent x (Current CPI-U - Prior Year CPI-U)
                       -------------------------------------------------------
                                  Prior Year CPI-U

     (ii) For certain plant equipment, set forth in paragraph (ii) of Table I to the "Use and Charges" clause, the following monthly rates apply:

      Age of Equipment                             Monthly Rental Rate
      ----------------                             -------------------

      Under 2 years old                            3.00 percent
      Over 2 to 3 years old                        2.00 percent
      Over 3 to 6 years old                        1.50 percent
      Over 6 to 10 years old                       1.00 percent
      Over 10 years old                            0.75 percent




The age of each item of equipment is determined pursuant to paragraph (ii) of Table I to the "Use and Charges" clause.

                                                                N00024-93-E-8521


     (iii) For personal property and equipment not covered in paragraphs (i) and (ii) of Table I in the "Use and Charges" clause, a rental rate will be established at not less than the prevailing commercial rate, if any, or in the absence of such rate, in accordance with the following:


     (a)  Electronic Test Equipment                             2%
     (b)  Automotive Equipment                                  2%
     (c)  Tooling                                               1%
     (d)  Test Equipment (other than electronics)               1%
     (e)  Other personal property and equipment not otherwise   1%
          provided for above


II.  RENTAL PERIOD

The rental period is six (6) months.

III. MEASUREMENT UNIT OF USE

a. For the purpose of paragraph (c)(4) of the "Use and Charges" clause of this contract, the measurement unit for real property, industrial plant equipment, and other plant equipment is as follows:


     (1) Fridley manufacturing direct labor hours for all customers under all contracts and subcontracts for any goods produced or services provided utilizing, to any extent, real property and associated fixtures provided under this contract is the measurement unit for determining credit on the real property and associated fixtures.

     (2) Fridley manufacturing direct labor hours for all customers under all contracts and subcontracts for any goods produced or services performed utilizing, to any extent, plant equipment as defined in paragraph (j)(ii) of the "Use and Charges" clause is the measurement unit for determining credit on that plant equipment.

     (3) Fridley manufacturing direct labor hours for all customers under all contracts and subcontracts for any goods produced or services performed utilizing, to any extent, plant equipment and personal property, defined in paragraph (j)(iii) the "Use and Charges" clause is the measurement unit for determining credit on that plant equipment and personal property.

b. No charge will be made for any of the facilities which have been declared excess by the Contractor effective on the first of the month following the declaration of excess.

IV.  RENTAL COMPUTATION

(a) The Contractor shall compute the amount of rent for each rental period as follows:

     (1)  Real Property (FAR 52.245-9(j)(i))

                                                                N00024-93-E-8521

          (a) The Contractor shall adjust the rental rate set forth in I(i) above for the square footage of building space not available for Contractor use because of use by the Government or designation as non-use area by the Contractor. The latter area is not to be entered by Contractor personnel except as needed for maintenance, security and similar functions. One half of the adjusted rental rate is the full rental charge for the rental period set forth in II above.

          (b) The full rental charge will be reduced by a credit. The credit is computed by multiplying the full rental charge by a fraction in which the numerator is the amount of Fridley manufacturing direct labor hours of use of the facilities by the contractor without charge during the period and the denominator is the total amount of Fridley manufacturing direct labor hours of use of the facilities by the contractor during the rental period.

          (c) The rental due for the rental period is the full rental charge computed in (a) above reduced by the credit computed in (b) above.

     (2)  Plant Equipment (FAR 52.245-9(j)(ii))

          (a) The Contractor shall apply the rental rate set forth in I(ii) above to the acquisition costs of such facilities for rental period set forth in II. above to compute the full rental charge for each rental period.

          (b) The full rental charge will be reduced by a credit. The credit is computed by multiplying the full rental charge by a fraction in which the numerator is the amount of Fridley manufacturing direct labor hours of use of the facilities by the Contractor without charge during the rental period and the denominator is the total amount of Fridley manufacturing direct labor hours of use of the facilities by the Contractor during the rental period.

          (c) The rental due for the rental period is the full rental charge computed in (a) above reduced by the credit computed in (b) above.


     (3)  Plant Equipment and Personal Property (FAR 52.245-9(j)(iii))

          (a) The Contractor shall apply the rental rate set forth in I(iii) above to the acquisition costs for such facilities for the rental period set forth in II. above to compute the full rental charge for each rental period.

          (b) The full rental charge will be reduced by a credit. The credit is computed by multiplying the full rental charge by a fraction in which the numerator is the amount of Fridley manufacturing direct labor hours of use of the facilities by the Contractor without charge during the rental period and the denominator is the total amount of Fridley manufacturing direct labor hours of use of the facilities by the Contractor during the rental period.

                                                                N00024-93-E-8521

          (c) The rental due for the rental period is the full rental charge computed in (a) above reduced by the credit computed in (b) above.

V.   CHARGES EXCLUDED

The Contractor will not include in the cost or price of any goods produced or services performed under any United States Government prime contracts or any subcontracts, any provision, allowance or charge (i) for the cost of acquisition of the facilities; (ii) for the amortization or depreciation of the facilities; or (iii) arising out of authority that may be granted to the Contractor to use the facilities in the performance of non-Federal Government work or independent research and development (IR&D) work.

VI.  EFFECTIVITY OF USE AND CHARGES

The terms and conditions of the "Use and Charges" clause apply to all contracts or subcontracts for goods produced or services performed utilizing to any extent the facilities, as authorized herein, which contracts or subcontracts are entered into by the Contractor subsequent to the effective date hereof.

VII. RENT PAID REPORT

The Contractor shall report the amount of all rent paid within ninety (90) days after the close of each rental period. The report will be sent to the Administrative Contracting Officer. A negative report is required if no rent was paid.

E.   NON-GOVERNMENT USE OF INDUSTRIAL PLANT EQUIPMENT

(i) Use of Industrial Plant Equipment (IPE) for non-Government work is limited to twenty-five (25) percent of the time IPE is available for use, based on the contractor's normal work schedule, as represented by scheduled production shift hours. Non-Government use of all IPE in the base time period will not exceed twenty-five (25) percent of scheduled production shift hours for all IPE in the base time period.

(ii) The base time period for determining percentages of non-Government use is six (6) months.

F.   APPLICABILITY OF FAR 52.245-16, "FACILITIES EQUIPMENT MODERNIZATION"

The Government may, at the written request of the Contractor, from time to time during the course of this contract, replace or modernize items of Government-owned equipment located at the place set forth in this schedule. When accountability for such replaced or modernized items has been transferred to the Contractor under this contract, the "Facilities Equipment Modernization" clause shall be applicable.

G.   IMPLEMENTATION OF FAR 52.245-11(g)(2)

                                                                N00024-93-E-8521

Notwithstanding FAR 52.245-11(g)(2) requiring that the normal maintenance program be submitted "As soon as practicable after the execution of this contract", the contractor shall submit the initial submission within ninety (90) days after the effective date of this contract. Annual submissions will also be submitted on the anniversary of the effective date of this contract. The original and all annual submissions will be submitted to the Administrative Contracting Officer for approval, subsequent to the Contracting Officer's concurrence. Copies shall be submitted concurrently to SEA 654C.

H.   ACCOUNTABILITY FOR GOVERNMENT PROPERTY IN POSSESSION OF CONTRACTORS

The Contractor shall maintain Government property records using a system that is, at a minimum, equivalent to its system for maintaining records of contractor-owned property.

I.   DELEGATION OF AUTHORITY

For the purpose of administration of this contract, the Administrative Contracting Officer (ACO) is authorized to act for the Contracting Officer in performing the following functions:

(i) Approve, subsequent to the Contracting Officer's concurrence, the Contractor's normal maintenance program per FAR 52.245-11. Monitor the Contractor's compliance with the program.

(ii) Approve, subsequent to the Contracting Officer's concurrence, for a period not to exceed twelve (12) months, the use of the facilities under this contract at locations other than those specified in the "Property Provided Under this Contract" provision of this contract. Provide a copy of each Approval to the Contracting Officer.

(iii) Per FAR 52.245-9, determine the total cost of the Government property under the "Property Provided Under This Contract" provision of this contract and not less than annually modify the contract to revise Attachment A to reflect property accountable to this contract.

(iv) Receive a written statement from the Contractor of the use of the facilities and rental due in accordance with FAR 52.245-9 of this contract. Provide a copy of the statement to the Contracting Officer, SEA 0281L, with the ACO's verification of the information contained in the statement. Rental checks must be submitted to the ACO for submission to DFAS-Columbus Center.

(v) Forward the DD Form 1594, Contract Completion Statement, to the Commander, Naval Sea Systems Command, Attn: SEA 0281L.

(vi) Pursuant to FAR 52.245-11(c)(3), approve the installation, arrangement or rearrangement of Contractor owned and readily moveable machinery, equipment and other items on Government furnished premises if the estimated cost of the installation, arrangement or rearrangement is estimated to cost $100,000, or less. The Contractor shall obtain the Contracting

                                                                N00024-93-E-8521

Officer's written approval for installations, arrangements or rearrangements estimated to cost more than $100,000.

J.   OCCUPATIONAL SAFETY AND HEALTH ACT (OSHA)

(i) Any modifications to any of the property accountable under this contract that are necessary to meet OSHA requirements are the responsibility of the Contractor. Title to any non-severable OSHA modifications performed by the Contractor at Contractor expense shall vest in the Government.

(ii) Pursuant to FAR 52.216-14, "Allowable Cost and Payment--Facilities Use", the Contractor may include as part of the price or cost under any other Government contract or subcontract an allocable portion of the costs incurred in the performance of any OSHA modifications to any of the property accountable under this contract.

(iii) The Contractor, prior to making any OSHA modifications to any of the property accountable under this contract, shall obtain the written approval of the Administrative Contracting Officer.

K. NON-USE OF POLYCHLORINATED BIPHENYLS (PCB) IN ANY HYDRAULIC SYSTEM AFTER 01 JULY 1985

(i) Title 40 Code of Federal Regulations (CFR) Part 761 prohibits the use of polychlorinated biphenyls (PCB) in any hydraulic system after 01 July 1985.

(ii) For Government Plant Equipment as defined in FAR 45.101 and accountable under this contract, the Contractor shall comply with the requirements of Title 40 CFR 761. The Contractor will furnish to the Contracting Officer cognizant of this facilities-use contract, no later than (45) days after the effective date of this contract, a proposal indicating how the Contractor will demonstrate compliance with these requirements. The following information will be required concerning each item of plant equipment that is tested.

     1.   Navy Identification Number
     2.   Nomenclature
     3.   Model
     4.   Serial Number
     5.   Acquisition Cost
     6.   Year Manufactured
     7.   PCB Level of Hydraulic Fluid
     8.   Date Tested
     9.   Name of Testing Firm
     10.  Quantity of Hydraulic Fluid in Hydraulic System

Compliance must be certified within ninety (90) days of obtaining Contracting Officer approval of the Contractor's proposal.

                                                                N00024-93-E-8521

L.   REMEDIATION ACTIVITIES DOCUMENT STORAGE

(i) A Federal Facilities Agreement under CERCLA Section 120 was signed in March 1991 between the Government and the Minnesota Pollution Control Agency
(MPCA) and the U.S. Environmental Protection Agency (EPA) addressing environmental impacts associated with past and present disposal activities at the NIROP. Section XXII. of the Agreement requires the Government to preserve all documents contained in the Administrative Record, the Public Information Repository, and all final primary and secondary documents for a period of ten
(10) years after termination of this agreement.

(ii) A permit has been granted by the Minnesota Pollution Control Agency to the Contractor (FMC Corporation) and the Government (Department of the Navy) to operate a hazardous waste container storage facility within the Naval Industrial Reserve Ordinance Plant and the FMC Naval Systems Division Plant (collectively referred to as "facility" in the permit). In the permit, the "facility" is that real property within the security fence surrounding the plant with the south boundary as the south parking lot north fence as illustrated on the following Figure 1.

(iii) Under the permit, the permittees are required to maintain records for all groundwater monitoring wells within the "facility" for the active life of the "facility". These records include, BUT ARE NOT LIMITED TO, groundwater monitoring analytical data and water table surface elevations.

(iv) To satisfy the above listed requirements, the Government will assign these documents to the contractor for retention as well as any subsequent records that are generated. The Contractor will maintain these documents at the "facility" in a manner as the Contractor deems appropriate including the option of microfilming. The expense of maintaining these records and documents shall be allowable as contractor indirect costs.

                                       [Map]

PART 2 - GENERAL REQUIREMENTS

A.   Supersedure (NAVSEA)(SEP 1990)

This contract supersedes contract N00024-87-E-5917.

B.   Title of Property - Facilities Use (NAVSEA)(SEP 1990)

Title to each item of the property is now and shall remain in the Government. Title to parts replaced by the Contractor shall pass to and vest in the Government upon installation thereof. Neither the property nor any part thereof shall be or become a fixture by reason of affixation to any realty not owned by the Government.

SECTION D--PACKAGING AND MARKETING

                                                                N00024-93-E-8521

Not Applicable.

SECTION E--INSPECTION AND ACCEPTANCE

Not Applicable.

SECTION F--DELIVERIES OR PERFORMANCE

This facilities-use contract is for a five (5) year period beginning with the effective date of the contract and ending five (5) years from the effective date of the contract.

SECTION G--CONTRACT ADMINISTRATION DATA

Purchasing Office:  Naval Sea Systems Command

Representative:     Carla J. Brown, NAVSEA 0281L
                    Telephone (703) 602-1264
                    Fax (703) 602-8126

SECTION H--SPECIAL CONTRACT REQUIREMENTS

H-1 NAVSEA 5252.202-9101 - ADDITIONAL DEFINITIONS (SEP 1990)

As used throughout this contract, the following terms shall have the meanings set forth below:

(a)  DEPARTMENT - means the Department of the Navy.

(b) REFERENCES TO THE FEDERAL ACQUISITION REGULATION (FAR) - All references to the FAR in this contract shall be deemed to also reference the appropriate sections of the DOD FAR Supplement (DFARS), unless clearly indicated otherwise.

(c) REFERENCES TO ARMED SERVICES PROCUREMENT REGULATION OR DEFENSE ACQUISITION REGULATION - All references in this document to either the Armed Services Procurement Regulation (ASPR) or the Defense Acquisition Regulation (DAR) shall be deemed to be references to the appropriate sections of the FAR/DFARS.

H-2 NAVSEA 5252.245-9122 LIENS (SEP 1990)

The Contractor hereby waives its right to any lien upon the property whether such lien shall rise out of, or be imposed by, custom, usage, statute, the common law or otherwise.

                                                                N00024-93-E-8521

                             PART II - CONTRACT CLAUSES

SECTION I-1 - FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:



 FAR
 SOURCE                   TITLE AND DATE
--------                  ---------------

 52.201-1                 DEFINITIONS (SEPT 1991)

 52.203-1                 OFFICIALS NOT TO BENEFIT (APR 1984)

 52.203-3                 GRATUITIES (APR 1984)

 52.203-5                 COVENANT AGAINST CONTINGENT FEES (APR 1984)

 52.203-7                 ANTI-KICKBACK PROCEDURES (OCT 1988)

 52.203-13                PROCEDUREMENT INTEGRITY -- SERVICE CONTRACTING (SEP
                          1990) (Applicable to Contracts and BOAs for services)

 52.204-2                 SECURITY REQUIREMENTS (APR 1984)

 52.212-14                STOP-WORK ORDER -- FACILITIES (AUG 1989)

 52.215-1                 EXAMINATION OF RECORDS BY COMPTROLLER GENERAL (APR
                          1984)

 52.215-2                 AUDIT -- NEGOTIATION (DEC 1989) - ALTERNATE I (APR
                          1984)

 52.215-33                ORDER OF PRECEDENCE (JAN 1986)

 52.216-14                ALLOWABLE COST AND PAYMENT -- FACILITIES USE (APR
                          1984)

 52.222-1                 NOTICE TO THE GOVERNMENT OF LABOR DISPUTES (APR
                          1984)

 52.222-3                 CONVICT LABOR (APR 1984)


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 52.222-4                 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--
                          OVERTIME COMPENSATION (MAR 1986)

 52.222-18                NOTIFICATION OF EMPLOYEE RIGHTS CONCERNING PAYMENT
                          OF UNION DUES OR FEES (MAY 1992)

 52.222-20                WALSH-HEALEY PUBLIC CONTRACTS ACT (APR 1984)

 52.222-26                EQUAL OPPORTUNITY (APR 1984)

 52.222-35                AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM
                          ERA VETERANS (APR 1984)

 52.222-36                AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR
                          1984)

 52.222-37                EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                          VETERANS OF THE VIETNAM ERA (JAN 1988)

 52.223-2                 CLEAN AIR AND WATER (APR 1984)

 52.223-6                 DRUG-FREE WORKPLACE (JUL 1990)

 52.228-7                 INSURANCE -- LIABILITY TO THIRD PERSONS (APR 1984)

 52.232-17                INTEREST (JAN 1991)

 52.232-21                LIMITATION OF COST (FACILITIES) (APR 1984)

 52.232-25                PROMPT PAYMENT (APR 1989)

 52.233-1                 DISPUTES (DEC 1991)

 52.233-3                 PROTEST AFTER AWARD (AUG 1989) - ALTERNATE I (JUN
                          1985)

 52.242-1                 NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

 52.243-2                 CHANGES COST REIMBURSEMENT (AUG 1987) - ALTERNATE IV
                          (APR 1984)

 52.245-8                 LIABILITY FOR THE FACILITIES (APR 1984)

 52.245-9                 USE AND CHARGES (APR 1984)

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                                                                N00024-93-E-8521

 52.245-11                GOVERNMENT PROPERTY (FACILITIES USE) (APR 1984)

 52.245-16                FACILITIES EQUIPMENT MODERNIZATION (APR 1985)

 52.246-10                INSPECTION OF FACILITIES (APR 1984)

 52.249-13                FAILURE TO PERFORM (APR 1984)

 52.253-1                 COMPUTER GENERATED FORMS (JAN 1991)

II.  DOD FAR SUPPLEMENT (48 CFR CHAPTER 2) CLAUSES:

FAR SUPPLEMENT
SOURCE                    TITLE AND DATE
------                    --------------

252.203-7001              SPECIAL PROHIBITION ON
                          EMPLOYMENT (DEC 1991)

252.223-7002              SAFETY PRECAUTIONS FOR
                          AMMUNITION AND EXPLOSIVES (DEC 1991)

252.223-7003              CHANGE IN PLACE OF PERFORMANCE -
                          AMMUNITION AND EXPLOSIVES (DEC 1991)

252.231-7000              SUPPLEMENTAL COST
                          PRINCIPLES (APR 1991)

I-2  ADDITIONAL CONTRACT CLAUSES

The following clauses are additional contract clauses of this contract.

FAR SUPP 252.233-7004   DRUG-FREE WORKFORCE (SEP 1988)

(a)  Definitions.

     (1) "Employee in a sensitive position," as used in this clause, means an employee who has been granted access to classified information; or employees in other positions that the Contractor determines involve national security, health or safety, or functions other than the foregoing requiring a high degree of trust and confidence.

     (2) "Illegal drugs," as used in this clause, means controlled substances included in Schedules I and II, as defined by section 802(6) of Title 21 of the United States Code, the possession of which is unlawful under Chapter 13 of that Title. The term "illegal drugs" does not mean the use of a controlled substance pursuant to a valid prescription or other uses authorized by law.

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                                                                N00024-93-E-8521

(b) The Contractor agrees to institute and maintain a program for achieving the objective of a drug-free work force. While this clause defines criteria for such a program, contractors are encouraged to implement alternative approaches comparable to the criteria in paragraph (c) that are designed to achieve the objectives of this clause.

(c) Contractor programs shall include the following, or appropriate alternatives:

     (1) Employee assistance programs emphasizing high level direction, education, counseling, rehabilitation, and coordination with available community resources;

     (2) Supervisory training to assist in identifying and addressing illegal drug use by Contractor employees;

     (3) Provision for self-referrals as well as supervisory referrals to treatment with maximum respect for individual confidentiality consistent with safety and security issues;

     (4) Provision for identifying illegal drug users, including testing on a controlled and carefully monitored basis. Employee drug testing programs shall be established taking account of the following:

          (i) The Contractor shall establish a program that provides for testing for the use of illegal drugs by employees in sensitive positions. The extent of and criteria for such testing shall be determined by the Contractor based on considerations that include the nature of the work being performed under the contract, the employee's duties, the efficient use of Contractor resources, and the risks to health, safety, or national security that could result from the failure of an employee adequately to discharge his or her position.

          (ii) In addition, the Contractor may establish a program for employee drug testing--

                (A) When there is a reasonable suspicion that an employee uses illegal drugs; or

                (B) When an employee has been involved in an accident or unsafe practice;


                (C) As part of or as a follow-up to counseling or rehabilitation for illegal drug use;

                (D)  As part of a voluntary employee drug testing program.

          (iii) The Contractor may establish a program to test applicants for employment for illegal drug use.


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                                                                N00024-93-E-8521

          (iv) For the purpose of administering this clause, testing for illegal drugs may be limited to those substances for which testing is prescribed by Section 2.1 of Subpart B of the "Mandatory Guidelines for Federal Workplace Drug Testing Programs" (53 FR 11980 (April 11, 1988)), issued by the Department of Health and Human Services.

(d) Contractors shall adopt appropriate personnel procedures to deal with employees who are found to be using drugs illegally. Contractors shall not allow any employee to remain on duty or perform in a sensitive position who is found to use illegal drugs until such time as the Contractor, in accordance with procedures established by the Contractor, determines that the employee may perform in such a position.

(e) The provisions of this clause pertaining to drug testing program shall not apply to the extent they are inconsistent with state or local law, or with an existing collective bargaining agreement; provided that with respect to the latter, the Contractor agrees that those issues that are in conflict will be a subject of negotiation at the next collective bargaining session.

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                                                                N00024-93-E-8521

PART III--LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J--LIST OF ATTACHMENTS

This contract consists of the following parts and the attachments described in paragraph J-1 hereof:

     I.   The Schedule
     II.  Contract Clauses
     III. List of Documents, Exhibits and Other Attachments

J-1  The Attachments forming a part of this contract are as follows:

     Attachment A--Government Owned Facilities, 75 pages

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                                                                N00024-93-E-8521

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

FAR 52.203-4  CONTINGENT FEE REPRESENTATION AND AGREEMENT (APR 1984)

(a) REPRESENTATION. The offeror represents that, except for full-time bona fide employees working solely for the offeror, the offer or--

(Note: The offeror must check the appropriate boxes. For interpretation of the representation, including the term "bona fide employee," see subpart 3.4 of the Federal Acquisition Regulation.)


     (1)  [   ] has, [X] has not employed or retained any person or company to solicit or obtain this contract; and

     (2)  [   ] has, [X] has not paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

(b) AGREEMENT. The offeror agrees to provide information relating to the above Representation as requested by the Contracting Officer and, when subparagraph
(a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer--

     (l) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

     (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting office, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.

FAR 52.204-3  TAXPAYER IDENTIFICATION (SEP 1989)

(a)  Definitions.

     "Common parent," as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

     "Corporate status," as used in this solicitation provision, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

     "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

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                                                                N00024-93-E-8521

(b)  The offeror is required to submit the information required in paragraphs
(c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to the reporting requirements described in 4.902(a), the failure or refusal by the offeror to furnish the information may result in a 20 percent reduction of payments otherwise due under the contract.

(c)  Taxpayer Identification Number (TIN).

     [ X ]          TIN:  94-0479804

     [   ]          TIN has been applied for.

     [   ]          TIN is not required because:


                    [   ]   Offeror is a nonresident alien, foreign
corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

                    [   ]   Offeror is an agency or instrumentality of a
foreign government.

                    [   ]   Offeror is an agency or instrumentality of a
Federal, state, or local government;

                    [   ]   Other.  State basis.

(d)  Corporate Status.

     [   ]   Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

     [ X ]   Other corporate entity;

     [   ]   Not a corporate entity;

                    [   ]   Sole proprietorship

                    [   ]   Partnership

                    [   ]   Hospital or extended care facility

described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

(e)  Common Parent.


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                                                                N00024-93-E-8521

     [ X ]     Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.

     [   ]     Name and TIN of common parent:

Name
         --------------------

TIN
         --------------------

FAR 52.209-5   CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED
               DEBARMENT, AND OTHER RESPONSIBILITY MATTERS (MAY 1989)

(a)(l)    The Offeror certifies, to the best of its knowledge and belief, that-

          (i)  The Offeror and/or any of its Principals--

               (A)  Are [   ] are not [ X ] presently debarred, suspended,
                    proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

               (B)  Have [   ] have not [ X ], within a three-year period
                    preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

               (C)  Are [   ] are not [ X ] presently indicted for, or
                    otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(l)(i)(B) of this provision.

          (ii) The Offeror has [   ] has not [ X ], within a three-year period
preceding this offer, had one or more contracts terminated for default by any Federal agency.

          (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.


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                                                                N00024-93-E-8521

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

FAR 52.215-6  TYPE OF BUSINESS ORGANIZATION (JUL 1987)

The offeror or quoter, by checking the applicable box, represents that-

(a)  It operates as [ X ] a corporation incorporated under the laws of the State
of DELAWARE, [   ] an individual, [   ] a partnership, [   ] a nonprofit
organization, or [   ] a joint venture; or

(b)  If the offeror or quoter is a foreign entity, it operates as [   ] an
individual, [   ] a partnership, [   ] a nonprofit organization, [   ] a
joint venture, or [   ] a corporation registered for business in
(Country).

FAR 52.219-1  SMALL BUSINESS CONCERN REPRESENTATION (JAN 1991)

     (a)  REPRESENTATION.  The offeror represents and certifies as part of its
offer that it [   ] is, [ X ] is not a small business concern and that [   ]
all, [ X ] not all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands.

     (b)  DEFINITION.

          "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in this solicitation.

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                                                                N00024-93-E-8521

     (c) NOTICE. Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall--

     (1)  Be punished by imposition of a fine, imprisonment, or both;

     (2) Be subject to administrative remedies, including suspension and debarment; and

     (3) Be ineligible for participation in programs conducted under the authority of the Act.

FAR 52.219-3  WOMEN-OWNED SMALL BUSINESS REPRESENTATION (APR 1984)

(a)  REPRESENTATION.  The offeror represents that it [   ] is, [ X ] is not a
women-owned small business concern.

(b)  DEFINITIONS.

          "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

          "Women-owned," as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.

FAR 52.222-19  WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION  (APR 1984)

The offeror represents as a part of this offer that the offeror is [   ] or is
not [   ] a regular dealer in, or is [ X ] or is not [   ] a manufacturer
of, the supplies offered.

FAR 52.222-21  CERTIFICATION OF NONSEGREGATED FACILITIES (APR 1984)

(a) "Segregated facilities" as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion or national origin, because of habit, local custom or otherwise.

(b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control


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                                                                N00024-93-E-8521

where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

(c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will--

     (1) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clause;

     (2)  Retain the certifications in the files; and

     (3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

              NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR
                     CERTIFICATIONS OF NONSEGREGATED FACILITIES

A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.

FAR 52.222-22  PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APR 1984)

The offeror represents that--

(a)  It [ X ]  has, [   ] has not participated in a previous contract or
subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

(b)  It [ X ] has, [   ] has not, filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

FAR 52.222-25  AFFIRMATIVE ACTION COMPLIANCE (APR 1984)

The offeror represents that (a) it [ X ] has developed and has on file, [   ]
has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor
(41 CFR 60-1 and 60-2), or (b) it [   ] has not previously had contracts subject
to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

FAR 52.223-1  CLEAN AIR AND WATER CERTIFICATION (APR 1984)


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                                                                N00024-93-E-8521
The Offeror certifies that--

(a)  Any facility to be used in the performance of this proposed contract is
[   ], is not [ X ] listed on the Environmental Protection Agency (EPA) List of
Violating Facilities;

(b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

(c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

FAR 52.223-5  CERTIFICATION REGARDING A DRUG-FREE WORKPLACE (JUL 1990)

(a)  Definitions.  As used in this provision,

"Controlled substance" means a controlled substance in schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11 - 1308.15.

"Conviction" means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

"Criminal drug statute" means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

"Drug-free workplace" means the site(s) for the performance of work done by the Contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

"Employee" means an employee of a Contractor directly engaged in the performance of work under a Government contract. "Directly engaged" is defined to include all direct cost employees and any other Contractor employee who has other than a minimal impact or involvement in contract performance.

"Individual" means an offeror/contractor that has no more than one employee including the offeror/contractor.

(b) By submission of its offer, the offeror, if other than an individual, who is making an offer that equals or exceeds $25,000, certifies and agrees, that with respect to all employees of the offeror to be employed under a contract resulting from this solicitation, that, it will--no later than 30 calendar days after contract award (unless a longer period is agreed to in writing), for contracts of 30 calendar days or more performance duration; or as soon as possible for contracts

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                                                                N00024-93-E-8521


of less than 30 calendar days performance duration, but in any case, by a date prior to when performance is expected to be completed--

     (1) Publish a statement notifying such employees that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

     (2) Establish an ongoing drug-free awareness program to inform such employees about-

          (i)   The dangers of drug abuse in the workplace;

          (ii)  The Contractor's policy of maintaining a drug-free workplace;

          (iii) Any available drug counseling, rehabilitation, and employee assistance programs; and

          (iv) The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

     (3) Provide all employees engaged in performance of the contract with a copy of the statement required by subparagraph (b)(l) of this provision;

     (4) Notify such employees in writing in the statement required by subparagraph (b)(l) of this provision, that as a condition of continued employment on the contract resulting from this solicitation, the employee will-

          (i)  Abide by the terms of the statement; and

          (ii) Notify the employer in writing of the employee's conviction under a criminal drug statute for a violation occurring in the workplace no later than 5 calendar days after such conviction;

     (5) Notify the Contracting Officer in writing within 10 calendar days after receiving notice under subdivision (b)(4)(ii) of this provision, from an employee or otherwise receiving actual notice of such conviction. This notice shall include the position title of the employee; and

     (6)  Within 30 calendar days after receiving notice under subdivision
(b)(4)(ii) of this provision of a conviction, take one of the following actions within respect to any employee who is convicted of a drug abuse violation occurring in the workplace:

          (i) Take appropriate personnel action against such employee; up to and including termination; or

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                                                                N00024-93-E-8521

          (ii) Require such employee to satisfactorily participate on a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcement, or other appropriate agency.

     (7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b)(l) through (b)(6) of this provision.

(c) By submission of its offer, the offeror, if an individual who is making an offer of any dollar value, certifies and agrees that the offeror will not engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in the performance of the contract resulting from this solicitation.

(d)  Failure of the offeror to provide the certification required by paragraphs
(b) or (c) of this provision, renders the offeror unqualified and ineligible for award. (See FAR 9.104-l(g) and 19.602-l(a)(2)(i).)

(e) In addition to other remedies available to the Government, the certification in paragraphs (b) or (c) of this provision concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under Title 18, United States Code, Section 1001.

FAR SUPP 252.219-7000    SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION
     (DoD CONTRACTS) (DEC 1991)

(a)  DEFINITION.

"Small disadvantaged business concern", as used in this provision, means a small business concern, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the U.S. Small Business Administration at 13 CFR Part 124, the majority of earnings of which directly accrue to such individuals. This term also means a small business concern owned and controlled by an economically disadvantaged Indian tribe or Native Hawaiian Organization which meets the requirements of 13 CFR 124.112 or 13 CFR 124.113, respectively. In general, 13 CFR Part 124 describes a small disadvantaged business concern as a small business concern -

(1) Which is at least fifty-one percent unconditionally owned by one or more socially and economically disadvantaged individuals; or

(2) In the case of any publicly owned business, at least fifty-one percent of the voting stock is unconditionally owned by one or more socially and economically disadvantaged individuals, and

(3) Whose management and daily business operations are controlled by one or more such individuals.

(b)  REPRESENTATIONS.

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                                                                N00024-93-E-8521

Check the category in which your ownership falls --

___ Subcontingent Asian (Asian-Indian) American (U.S. citizen with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal)

___ Asian Pacific American (U.S. Citizen with origins from Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia)

___  Black American (U.S. Citizen)

___ Hispanic American (U.S. Citizen with origins from South America, Central America, Mexico, Cuba, the Dominican Republic, Puerto Rico, Spain or Portugal)

___ Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians, including Indian Tribes or Native Hawaiian
     Organizations)

____ Individual/concern, other than one of the preceding, currently certified for participation in the Minority Small Business and Capital Ownership Development Program under section 8(a) of the Small Business Act

___ Other


(c)  CERTIFICATIONS.

     Complete the following --

     (1)  The offeror is     is not   X  a small disadvantaged business concern.
                        -----        ---
     (2) The Small Business Administration (SBA) has ____ has not _____ made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made such a determination, the date of the determination was ____ and the offeror--

___ Was found by SBA to be socially and economically disadvantaged and no circumstances have changed to vary that determination

___ Was found by SBA not to be socially and economically disadvantaged but circumstances which caused the determination have changed.

(d)  NOTIFICATION.

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Notify the Contracting Officer before contract award if your status as a small disadvantaged business concern changes.

(e)  PENALTIES AND REMEDIES.

Anyone who misrepresents the status of a concern as a small disadvantaged business for the purpose of securing a contract or subcontract shall--

(1)  Be punished by imposition of a fine, imprisonment, or both;

(2) Be subject to administrative remedies, including suspension and disbarment; and

(3) Be ineligible for participation in programs conducted under the authority of the Small Business Act.


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